SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) October 31, 2002

                                RMS TITANIC, INC.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

             0-24452                                59-2753162
      -------------------                      -------------------
    (Commission File Number)             (IRS Employer Identification No.)

             3340 Peachtree Road, Suite 1225, Atlanta, Georgia 30326
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  404-842-2600
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

5. Other Events.

Effective October 31, 2002, shareholders beneficially owning a majority of the Corporation's common stock have indicated their support for the resolution adopted by the Board of Directors of the Corporation on September 14, 2002 regarding the voluntary surrender of the Corporation's status as salvor-in-possession of the wreck of the TITANIC.

The ten shareholders that beneficially own 10,119,174 shares have signed a statement in support of the Board's adoption of the Corporate Resolution providing that (1) the Corporation has completed the salvage service that it intends to perform on the wreck of the TITANIC; (2) the Corporation shall voluntarily surrender its status as salvor-in-possession of the wreck of the TITANIC; (3) the Corporation shall proceed to move the United States District Court for the Eastern District of Virginia, Norfolk Division, (the "District Court") for the entry of a full and final salvage award pursuant to the ruling of the United States Court of Appeals for the District Court; and (4) should the United States Supreme Court grant the Corporation's pending Petition for Certiorari and ultimately modify or reverse the ruling of the Court of Appeals, the Corporation shall proceed to perfect its ownership interest in the items recovered from the TITANIC in accordance with the direction of the Supreme Court. Since the date of the resolution, the United States Supreme Court has denied the Corporation's Petition for Certiorari.

The Corporation's rights as salvor-in-possession were granted pursuant to an order of the District Court on June 7, 1994. The Corporation filed a supplemental periodic report with the District Court on September 24, 2002 informing the District Court that the Board had adopted the above-referenced Corporate Resolution on September 14, 2002.

After receiving that report, the District Court had questioned whether the Corporation under Florida law needs shareholder approval to relinquish its salvor-in-possession status. The statement signed by the shareholders owning a majority of the shares did not constitute corporate action by shareholder vote or consent, but was intended to show majority support for the Board's action and has been submitted to the District Court.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2002            RMS TITANIC, INC.

                                         By: /s/ Arnie Geller
                                             -----------------------------------
                                             Arnie Geller, President